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Dechert LLP
30 Rockefeller Plaza
New York, NY 10112

August 31, 2005

VIA EDGAR
AND FEDERAL EXPRESS

Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, DC 20549-0405

Attention:	Jay Ingram Brian Bhandri
RE:
Federal Services Acquisition Corporation
Registration Statement on Form S-1
File No. 333-124638
Amendment Filed: August 12, 2005

Ladies and Gentlemen:

        At the request of Federal Services Acquisition Corporation, a Delaware corporation (the "Company"), we are responding to comments raised by the Staff of the Securities and Exchange Commission (the "Commission") in the comment letter dated August 22, 2005 from John Reynolds of the Commission to Joel R. Jacks, Chairman and Chief Executive Officer of the Company relating to Amendment No. 3 to the Registration Statement on Form S-1 of the Company initially filed with the Commission on May 4, 2005 (the "Registration Statement"). The Registration Statement relates to the Company's initial public offering of 21,000,000 units, each unit consisting of one share of the Company's common stock and two warrants for an aggregate public offering price of $126,000,000.

        We have filed simultaneously Amendment No. 4 to the Registration Statement and have attached a marked copy of such Amendment indicating the changes that the Company has made to the Registration Statement in response to the Staff's comments as well as certain additional changes.

        The numbered paragraphs below correspond to the numbers of the paragraphs in which the comments were made. For your convenience, we have included above each response a copy of the comment to which we are responding.

Comments and Responses:

General

1.
Comment.    We have considered your response to our prior comment no. 2 and continue to believe that a discrepancy exists between the information you provided in your letter of June 23, 2005, filed in connection with Amendment 1 to the Form S-1, and the information provided in your letter of July 27, 2005. From your June 23 correspondence, there appears to be some basis for the belief that CMEP was approached by bankers and others and asked to consider acquiring companies in the federal services and defense industries with values in excess of $95 million but, due to capital limitations, CMEP declined to consider those acquisitions. The inability or unwillingness of CMEP to pursue these acquisitions is further supported by information provided in your letter of July 29, 2005. There, you informed us that the leveraged buyout funds managed by CMLS Management and CM Equity Management are either fully invested or almost fully invested. Consequently, it appears that Federal Services Acquisition Corporation was organized for the purpose of completing a public offering that would provide management with sufficient cash to pursue the transactions that were not likely to be effected by CMEP because of capital limitations. If the inquiries fielded by CMEP pertaining to acquisition opportunities with values in excess of $95 million had an impact on management's desire to organize Federal Services Acquisition Corporation and pursue this initial public offering provide disclosure or advise us as to the specific impact these inquiries had on management's belief regarding its desire to create Federal Services, conduct this offering, and consummate an acquisition with a deal value in excess of $95 million with its proceeds. In particular, please incorporate into the prospectus the supplemental information provided in your correspondence dated June 23, 2005, wherein you indicated that "CMEP has been approached periodically in the past (prior to the initial filing of the Registration Statement) by investment bankers and other people in the industry to consider acquiring companies in the industry in deals with values in excess of $95 million but, due to the amount of capital available to CMEP, it has declined to do so" and that it was "as a result of these inquiries," in addition to other factors, that management believed "there are opportunities to acquire business at over $95 million in the federal services industry." In providing this additional disclosure, consider the disclosure elsewhere in the prospectus to ensure the disclosure is consistent throughout the prospectus.

Response:    The Staff is correct that one of the reasons for the organization of Federal Services Acquisition Corporation, and the public offering of securities it intends to make, is to enable the principals of CMEP to make one or more acquisitions which CMEP would or could not make. However, the inquiries fielded by CMEP with respect to possible acquisition opportunities did not have an impact on management's belief regarding its desire to create Federal Services Acquisition Corporation, conduct the public offering or use the proceeds of the public offering to consummate a business combination in excess of $95 million. The only effect of these inquiries was to reinforce the judgment of management, based on its expertise and years of experience in the federal services sector, that companies in this sector with a value in excess of $95 million are likely to be available for acquisition. As requested by the Staff, we have included a disclosure concerning these inquiries under the caption "Proposed Business—Introduction."

2.
Comment:    We reissue our prior comment no. 3. Please explain why you believe the company's "subjective determination" regarding acquisition opportunities "is not appropriate to be included in a Registration Statement on which the public will rely." We believe that management's "subjective determination" about its ability to complete the company's business objective is material information and appropriate disclosure should be added to the prospectus highlighting the conclusions that management has made regarding its ability to identify an appropriate acquisition candidate and consummate a deal.

Response:    In accordance with the Staff's request, we have added supplementary language under the caption "Proposed Business—Introduction" to the sentence that stated "[W]e believe that these trends will continue and will create attractive acquisition opportunities for us."

        On behalf of the Company we have arranged for delivery to the attention of each of Jay Ingram and Brian Bhandri of the Commission via Federal Express for overnight delivery three copies of this response letter together with marked copies of Amendment No. 4.

        We hope that the Staff will be able to accommodate the Company by responding to this response letter as soon as practicable. In the meantime, should you have any questions, comments or desire further information regarding any of the responses or the attached filing, please contact the undersigned at (212) 698-3679

Sincerely,

Gerald Adler

Attachments via Edgar/Enclosures via Federal Express

cc. Joel R. Jacks, Chairman and Chief Executive Officer

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